UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2015

NASCENT BIOTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55299	45-0612715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 Miramar Road /Suite 247, San Diego CA	92126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 961-5656

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation and Appointment of Officers

Effective September 6, 2015, Mark Glassy resigned as an Officer and Director of Nascent Biotech, Inc. (the “Company”) and accepted the position as Chairman of the Company’s Scientific Advisory Board. Dr. Glassy will continue his relationship with the Company in his new role as a consultant, along with advising the Company on various scientific issues relating to the Company’s products.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 6, 2015, the Board of Directors amended and restated the Company’s Bylaws. The Amended and Restated Bylaws eliminate all references to the Company’s previous business operations in China, among other things.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3(ii)	AMENDED AND RESTATED BYLAWS

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASCENT BIOTECH, INC.

Date: September 8, 2015	By:	/s/ Sean Carrick
Sean Carrick
President